Schedule of Investments - September 30, 2021
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 96.98%		Held		Value
COMMUNICATION SERVICES - 11.94%
Interactive Media & Services - 3.88%
Alphabet, Inc. (a)		7,900		$21,120,808

Media - 6.75%
Discovery, Inc. (a)		543,700		13,195,599
News Corp.		427,700		10,063,781
Stagwell, Inc. (a)		1,764,500		13,533,715
				36,793,095
Wireless Telecommunication Services - 1.31%
Vodafone Group PLC - ADR		460,300		7,111,635
TOTAL COMMUNICATION SERVICES				65,025,538

CONSUMER DISCRETIONARY - 5.27%
Automobiles - 2.45%
General Motors Company (a)		253,400		13,356,714

Hotels, Restaurants & Leisure - 0.49%
Accor SA (a) (v)		75,400		2,688,546

Internet & Catalog Retail - 0.85%
Points International Ltd. (a)		184,000		3,146,400
Redbubble Ltd. (a)		463,600		1,484,759
				4,631,159

Specialty Retail - 1.48%
The ODP Corp. (a)		200,270		8,042,843
TOTAL CONSUMER DISCRETIONARY				28,719,262

CONSUMER STAPLES - 3.06%
Tobacco - 3.06%
Philip Morris International, Inc.		175,800		16,664,082
TOTAL CONSUMER STAPLES				16,664,082

ENERGY - 15.63%
Energy Equipment & Services - 4.73%
Frank’s International NV (a)		1,096,800		3,224,592
Mcdermott International Ltd. (a)		2,266,028		1,076,363
NOV, Inc. (a)		1,636,500		21,454,515
				25,755,470
Oil, Gas & Consumable Fuels - 10.90%
Cairn Energy PLC (v)		2,777,145		7,007,497
Equitrans Midstream Corp.		493,000		4,999,020
Hess Corp.		105,800		8,264,038
Range Resources Corp. (a)		1,271,900		28,783,097
Royal Dutch Shell PLC - ADR		167,200		7,452,104
Suncor Energy, Inc.		138,900		2,880,786
				59,386,542
TOTAL ENERGY				85,142,012

FINANCIALS - 22.54%
Banks - 6.40%
Citigroup, Inc.		136,200		9,558,516
Popular, Inc.		71,000		5,514,570
Wells Fargo & Company		426,600		19,798,506
				34,871,592
Capital Markets - 8.28%
Credit Suisse Group AG - ADR		2,023,200		19,948,752
The Goldman Sachs Group, Inc.		32,800		12,399,384
Rothschild & Company		62,300		2,698,969
State Street Corp.		118,600		10,047,792
				45,094,897
Diversified Financial Services - 4.54%
Berkshire Hathaway, Inc. (a)		90,600		24,728,364

Insurance - 3.32%
American International Group, Inc.		278,200		15,270,398
Global Indemnity Group LLC		104,400		2,792,700
				18,063,098
TOTAL FINANCIALS				122,757,951

HEALTH CARE - 3.10%
Health Care Providers & Services - 3.10%
Anthem, Inc.		30,400		11,333,120
CVS Health Corp.		65,600		5,566,816
TOTAL HEALTH CARE				16,899,936

INDUSTRIALS - 13.59%
Aerospace & Defense - 1.95%
Babcock International Group PLC (a) (v)		2,125,500		10,596,865

Air Freight & Logistics - 2.22%
Royal Mail PLC (v)		2,137,100		12,085,970

Construction & Engineering - 0.89%
Fluor Corp. (a)		303,200		4,842,104

Industrial Conglomerates - 5.34%
General Electric Company		282,500		29,105,975

Professional Services - 0.14%
Hudson Global, Inc. (a)		48,170		765,903

Road & Rail - 3.05%
AMERCO		25,700		16,602,971
TOTAL INDUSTRIALS				73,999,788

INFORMATION TECHNOLOGY - 17.52%
Communications Equipment - 8.63%
F5 Networks, Inc. (a) (c)		236,400		46,991,592

Electronic Equipment, Instruments & Components - 2.31%
Arrow Electronics, Inc. (a)		112,200		12,598,938

IT Services - 2.55%
Euronet Worldwide, Inc. (a)		108,900		13,860,792

Software - 4.03%
Microsoft Corp.		77,800		21,933,376
TOTAL INFORMATION TECHNOLOGY				95,384,698

MATERIALS - 2.58%
Chemicals - 2.23%
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (f) (i) (m) (o) (u)		32,422		11,012,457
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,154,784
				12,167,241
Metals & Mining - 0.35%
American Zinc Recycling Corp. (Acquired 07/24/2014 - 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)		7,042		1,891,138
TOTAL MATERIALS				14,058,379

REAL ESTATE - 1.75%
Equity Real Estate Investment Trusts - 1.75%
Seritage Growth Properties (a)		640,700		9,501,581
TOTAL REAL ESTATE				9,501,581

Total common stocks (Cost $454,853,649)				528,153,227

PREFERRED STOCKS - 0.10%
FINANCIALS - 0.10%
Thrifts & Mortgage Finance - 0.10%
Federal Home Loan Mortgage Corp. - Series K (a)		33,900		115,599
Federal Home Loan Mortgage Corp. - Series N (a)		118,600		367,660
Federal Home Loan Mortgage Corp. - Series S (a)		18,700		61,710
TOTAL FINANCIALS				544,969

Total preferred stocks (Cost $274,262)				544,969

TERM LOANS - 0.72%		Principal
CONSUMER DISCRETIONARY - 0.04%		Amount
Specialty Retail - 0.04%
Ascena Retail Group, Inc.
5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 - 11/04/2019, Cost $5,323,980) (b) (d) (i) (m)		$8,654,049		234,308
TOTAL CONSUMER DISCRETIONARY				234,308

ENERGY - 0.16%
Energy Equipment & Services - 0.16%
Lealand Finance Company BV
3.084% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)		442,883		265,730
1.084% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 09/07/2021, Cost $1,466,612) (b) (m) (p)		1,339,076		614,636
TOTAL ENERGY				880,366

MATERIALS - 0.52%
Chemicals - 0.52%
Iracore International Holdings, Inc.
11.250% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (m) (u)		2,649,013		2,649,013
UTEX Industries, Inc.
5.250% Cash or 5.750% PIK (1 Month LIBOR USD + 3.750%), 12/03/2025 (Acquired 05/11/2021 - 09/07/2021, Cost $102,006) (b) (m) (p)		158,965		156,580
TOTAL MATERIALS				2,805,593

Total term loans (Cost $9,984,494)				3,920,267

PURCHASED PUT OPTIONS - 0.03%		Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY - 0.03%
Automobiles - 0.03%
Tesla, Inc. (a)
Expiration: June 2022, Exercise Price: $160.00		100	$7,754,800	20,050
Expiration: January 2023, Exercise Price: $600.00		15	1,163,220	130,500
TOTAL CONSUMER DISCRETIONARY				150,550

Total purchased put options (Cost $853,297)				150,550
Total long-term investments (Cost $465,965,702)				532,769,013
		Principal
SHORT-TERM INVESTMENTS - 2.04%		Amount
Time Deposits - 2.04%
Citigroup, Inc., 0.01%, 10/01/2021*	GBP	1		1
Skandinaviska Enskilda Banken, 0.01%, 10/01/2021*		$11,135,104		11,135,104
Total short-term investments (Cost $11,135,105)				11,135,105

Total investments - 99.87% (Cost $477,100,807)				543,904,118

Other assets in excess of liabilities - 0.13%				718,132

Net assets - 100.00%				$544,622,250

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at September 30, 2021.
(c)	- All or a portion of this security is segregated as collateral for futures contracts.
(d)	- Issuer is currently in default on its regularly scheduled interest payments.
(f)
 - Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust’s Board of Trustees.  The total market value of these securities was $15,552,608, which represented 2.86% of net assets.  See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $14,292,687, which represented 2.62% of net assets.
(m)
 - Restricted security.  Purchased in a private placement transaction; resale to the public may require registration.  The total market value of these securities was $17,978,646, which represented 3.30% of net assets.

(o)
 - Affiliated issuer.  An issuer in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of the Fund’s investments in securities of affiliated issuers held during the three months ended September 30, 2021, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2021	Purchases	Sales	Gains (Losses)	Depreciation	September 30, 2021	Dividends	September 30, 2021
Iracore Investments Holdings, Inc.	$12,061,957	$-	$-	$-	$(1,049,500)	$11,012,457	$-	32,422
	$12,061,957	$-	$-	$-	$(1,049,500)	$11,012,457	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs.
(v)
 - Security was fair valued as a result of market movements following the close of local trading using a third-party vendor’s proprietary fair value pricing model.  The total market value of these securities was $32,378,878, which represented 5.95% of net assets.  See Security Valuation below.

ADR	- American Depositary Receipt
GBP	- British Pound
LIBOR	- London Interbank Offered Rate
USD	- United States Dollar
*	- Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Schedule of Futures Contracts - September 30, 2021
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount	Value/Unrealized Appreciation/Depreciation
British Pound Currency Futures	(128)	December 2021	$ (10,780,000)	$ 243,473

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA’s Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) under guidelines established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange.  When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of September 30, 2021:

Level 1 --- Quoted prices in an active market:
Common Stocks	$480,639,607
Preferred Stocks	544,969
Purchased Put Options	130,500
Time Deposits	11,135,105
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	2,688,546
Energy	8,083,860
Industrials	22,682,835
Materials	1,154,784
Term Loans	1,271,254
Purchased Put Options	20,050
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	12,903,595
Term Loans	2,649,013

Total Investments	$543,904,118

Other Financial Instruments
Level 1 --- Quoted prices in an active market:
Futures Contracts *	$243,473
Level 2 --- Other significant observable market inputs	-
Level 3 --- Significant unobservable inputs	-

Total Other Financial Instruments	$243,473

* Futures contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation/depreciation on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of September 30, 2021:

	Fair Value at September 30, 2021	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$11,012,457	Market comparable companies	EBIT multiple	8x - 18.3x	Increase
	1,891,138	Transaction price**	N/A	$268.54	Increase
Total Common Stocks	12,903,595

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$15,552,608

* Unobservable inputs were weighted by the fair value of the investments.
** Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2021	$14,070,772	$3,526,694	$17,597,466
Purchases	-	65,216	65,216
Sales	-	(942,897)	(942,897)
Accrued discounts (premiums)	-	1,017	1,017
Realized gains (losses)	-	14,761	14,761
Change in unrealized appreciation/depreciation	(1,167,177)	(15,778)	(1,182,955)
Transfers into Level 3	-	-	-
Balance at September 30, 2021	$12,903,595	$2,649,013	$15,552,608

Change in unrealized appreciation/depreciation for Level 3 assets held at September 30, 2021	$(1,167,177)	$-	$(1,167,177)

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged.  At September 30, 2021, the Fund did not have any outstanding bridge loan commitments.  Unfunded loan commitments are contractual obligations for funding to a borrower. At September 30, 2021, the Fund did not have any outstanding unfunded loan commitments.